WP Large Cap Income Plus Fund

Institutional Class Shares (Ticker Symbol: WPLCX)

series of the

WP Trust

Supplement Dated August 18, 2022

to the Prospectus and Statement of Additional Information (“SAI”)

Dated March 30, 2022

Effective immediately John Brandt is no longer a portfolio manager for the WP Large Cap Income Plus Fund. Any information to the contrary in the Prospectus and the Statement of Additional Information should be disregarded.

This Supplement, the existing Prospectus and SAI provide relevant information for all shareholders should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling toll-free at 1-866-959-9260.